Supplement dated March 27, 2015

To the Prospectuses dated May 1, 2014, as amended, for

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Insurance Policies

Investing in

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the May 1, 2014 prospectuses, as amended, for the variable universal life insurance policies (the “VUL Policies”) offered through NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, other than the prospectus, dated May 1, 2014 for NYLIAC Corporate Sponsored Variable Universal Life (the “Prospectuses”). You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to: (1) note the reorganization between the Fidelity VIP Value Leaders Portfolio (“VIP Value Leaders”) and the Fidelity VIP Value Portfolio (“VIP Value”) pursuant to which VIP Value Leaders would be reorganized on a tax-free basis with and into the VIP Value Portfolio (the “Reorganization”) and (2) disclose restrictions on certain new allocations of cash value into the American Century VP Mid Cap Value Fund (“Mid Cap Value”). Keeping this purpose in mind, please note the following:

I:	Reorganization of VIP Value Leaders with and into VIP Value Portfolio

Please be advised that on March 17, 2015, the Board of Trustees for Fidelity Variable Insurance Products Fund approved the Reorganization as of April 24, 2015 (the “Reorganization Date”). As a result of the Reorganization, on the Reorganization Date, policyholders that have allocated cash value to Initial Class Shares of VIP Value Leaders will receive Initial Class shares of VIP Value Portfolio. After the Reorganization Date, policyholders will no longer be able to allocate to, or hold any cash value in, VIP Value Leaders. As a result, policyholders who were shareholders of VIP Value Leaders Portfolio will become shareholders of VIP Value Portfolio as of the Reorganization Date. All references in the Prospectuses to VIP Value Leaders will be changed to VIP Value as of the Reorganization Date.

In addition, please note the following:

—

All policyowners affected by the Reorganization will receive a written confirmation of the transaction. The redemption and subsequent repurchase transactions required to effectuate the Reorganization will not count toward either the twelve (12) transfer limit or Our limitations regarding potentially harmful transfers as described in the Prospectuses.

—

You will not incur any fees or charges or any tax liability because of the Reorganization, and your Accumulation Value immediately prior to the Reorganization Date will be equal to your Accumulation Value immediately after the Reorganization Date. There will also be no change to your policy’s death benefit as a result of the Reorganization.

—	We will also continue to process automatic transactions after the Reorganization Date, except that allocations previously processed to or from VIP Value Leaders will be processed to or from VIP Value.

—

Once the Reorganization occurs, the fees listed for VIP Value Leaders in the section of the Prospectuses on “Annual Portfolio Company Operating Expenses” will be changed to reflect those for VIP Value: Management Fees: 0.55%; Distribution (12b-1) Fees 0.00%; Other Expenses: 0.16%; and Total Fund Annual Expenses 0.71%.

II:	Restrictions on Allocations to Mid Cap Value

As of April 10, 2015, only those policyholders that have cash value allocated to Mid Cap Value as of such date will be allowed to allocate additional cash value to Mid Cap Value on or after April 10, 2015.

With respect to the changes discussed in Sections I and II above, please note the following:

—

You have the right to change your allocations throughout the life of your policy. The VUL Policies offer a wide range of Investment Divisions from which to choose. For additional information concerning other Investment Divisions, please refer to either the Prospectuses or the prospectus for the Investment Division(s) you are interested in.

—

You can request a paper copy of the prospectuses for our other Investment Divisions by mail by contacting us at the Service Office listed on the first page of the Prospectuses. You may also receive a copy of these prospectuses through the internet on our corporate website (www.newyorklife.com).

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010